UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: July 16, 2007

                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Colorado                                            0-29670
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(State or other jurisdiction of                   (Commission File
     incorporation)                                Number)

                                   84-1491159
                                   ----------
                      (IRS Employer Identification Number)

             10200 W. 44th Ave, Suite 200 E., Wheat Ridge, CO 80033
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              (Address of Principal Executive Offices) (Zip Code)

                                 (303)-940-2090
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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SECTION 7 - REGULATION FD

     See attached Exhibit - News Release dated July 16, 2007.

SECTION 8 - OTHER EVENTS

     Sun River Energy, Inc. has drilled its third coalbed methane well, Myers #3, in Colfax County, New Mexico. With 2 coalbed wells drilled and cased, Sun River drilled a third well due east of the Myers #2 to test the consistency of formation and target coal zones. While numerous drilling problems were encountered, the third well encountered multiple coal zones through the Raton Formation and in the Upper Vermejo. The well has been cased to 1,300 feet and the company may drill the Lower Vermejo formation with a slim hole bit at a later date (about 150-200 feet).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99 - News Release




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              SUN RIVER ENERGY, INC.



                                              By:   /s/Wesley Whiting
                                                       Wesley Whiting, President


 Date: July 16, 2007